UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2007

T REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-49782	52-2140299
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2007, NNN Enclave Parkway LLC, our subsidiary, et al, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with Parkway Properties Office Fund, L.P., an unaffiliated third party, or the Buyer, for the sale of 1401 Enclave Parkway, located in Houston, Texas, or the Property, for a total sales price of $46,500,000. We own a 3.3% interest in the Property through our interest in NNN Enclave Parkway LLC. Our advisor or its affiliate is expected to receive a disposition fee of $1,395,000, or 3.0% of the total sales price, of which we are expected to pay $46,000. In addition, a sales commission of $465,000, or 1.0% of the total sales price, is expected to be paid to an unaffiliated broker, of which we are expected to pay $15,000.

On April 24, 2007, NNN Enclave Parkway, LLC entered into a First Amendment to the Agreement, or the Amendment, with the Buyer, to extend the closing date to June 14, 2007, with an option to extend the closing to June 28, 2007 by providing written notice to the Buyer on or before June 11, 2007. Pursuant to the terms of the Agreement, closing is subject to certain agreed upon conditions. We anticipate closing to occur on June 14, 2007; however, there can be no assurance that we will be able to complete the disposition of the Property.

The above descriptions of the Agreement and the Amendment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN Enclave Parkway, LLC and Parkway Properties Office Fund, L.P., dated April 24, 2007.

10.2 First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN Enclave Parkway, LLC and Parkway Properties Office Fund, L.P., dated April 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, Inc.

April 27, 2007	By:	/s/ Jack R. Maurer

Name: Jack R. Maurer
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN Enclave Parkway, LLC and Parkway Properties Office Fund, L.P., dated April 24, 2007.
10.2	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN Enclave Parkway, LLC and Parkway Properties Office Fund, L.P., dated April 24, 2007.